SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 15, 2009
Integrated Electrical Services, Inc.
(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)
1800 West Loop South, Suite 500
Houston, Texas 77027
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (713) 860-1500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

EXPLANATORY NOTE
     This Current Report on Form 8-K/A (this “Amendment No. 2”) updates the Current Report on Form 8-K filed by Integrated Electrical Services, Inc. on September 21, 2009 (the “original Form 8-K”) and the Form 8-K/A filed on September 22, 2009 (“Amendment No. 1”), to further update (i) the amount of charges (net, after tax) that should have been included in the Company’s audited consolidated financial statements as of and for the fiscal year ended September 30, 2008, (ii) the amount of charges (net, after tax) that should have been included in the Company’s unaudited condensed consolidated financial statements for the three months ended December 31, 2008, (iii) the amount of benefit (net, after tax) that should have been included in the Company’s unaudited condensed consolidated financial statements for the three and six months ended March 31, 2009 and (iv) the aggregate amount of charges (net, after tax) that should have been included in the Company’s unaudited condensed consolidated financial statements for the three and nine months ended June 30, 2009 (collectively, the “Accounting Adjustments”).

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     Each of the Accounting Adjustments previously disclosed by the Company were presented on a net, after-tax basis. Because the calculations to determine the applicable tax rates were not completed at the time the Company filed the original Form 8-K or Amendment No. 1 thereto, the tax effects of the Accounting Adjustments were calculated using the year-to-date effective tax rates in effect at the time the Company filed each of its consolidated financial statements as of and for the fiscal year ended September 30, 2008, its unaudited condensed consolidated financial statements for the three months ended December 31, 2008, its unaudited condensed consolidated financial statements for the three and six months ended March 31, 2009, and its unaudited condensed consolidated financial statements for the three and nine months ended June 30, 2009, respectively. However, complete analysis of the tax provisions for each period has been completed and, as such, we are revising the attached financial statements to reflect the proper tax rates.
     Additionally, since the filing of Amendment No. 1, the Company has recognized additional payroll costs and general liability insurance accruals, which represent the correction of prior period accounting errors. The payroll errors, which occurred in conjunction with the implementation of a new Company-wide payroll system during the first quarter of fiscal 2009, resulted in adjustments for each of the fiscal quarters ended December 31, 2008, March 31, 2009 and June 30, 2009. The insurance accrual errors, which occurred in the third quarter of fiscal 2009, resulted in an adjustment for the fiscal quarter ended June 30, 2009.
     Attached hereto as Exhibit 99.1 are the Company’s adjusted Balance Sheet and Statement of Operation as of and for the fiscal year ended September 30, 2008, as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009, each updated to reflect application of the marginal effective tax rates to the Accounting Adjustments and recognition of the adjustment to payroll costs and the insurance accrual, each as described in this Item 4.02(a).

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
Exhibit 99.1	Adjusted Balance Sheet and Statement of Operation of Integrated Electrical Services Inc. as of and for the fiscal year ended September 30, 2008, as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTEGRATED ELECTRICAL SERVICES, INC.
Date: October 15, 2009	/s/ William L. Fiedler
William L. Fiedler
General Counsel

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Adjusted Balance Sheet and Statement of Operation of Integrated Electrical Services Inc. as of and for the fiscal year ended September 30, 2008, as of and for the three months ended December 31, 2008, as of and for the three and six months ended March 31, 2009 and as of and for the three and nine months ended June 30, 2009.